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Scudder Large Company Growth Fund

Classes A, B, C and I

Semiannual Report

January 31, 2003

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Large Company Growth Fund	Nasdaq Symbol	CUSIP Number
Class A	SGGAX	460965-692
Class B	SGGBX	460965-684
Class C	SGGCX	460965-676
Class I	SGGIX	460965-668

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 621-1048. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary January 31, 2003

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Large Company Growth Fund	6-Month	1-Year	3-Year	5-Year	10-Year
Class A(a)	-5.95%	-29.26%	-23.68%	-5.50%	4.50%
Class B(a)	-6.35%	-29.82%	-24.29%	-6.26%	3.67%
Class C(a)	-6.35%	-29.81%	-24.27%	-6.24%	3.69%
Russell 1000 Growth Index+	-6.01%	-28.37%	-23.04%	-4.87%	6.56%

Scudder Large Company Growth Fund	6-Month	1-Year	Life of Class*
Class I++	-5.75%	-28.96%	-25.81%
Russell 1000 Growth Index+	-6.01%	-28.37%	-24.30%

Sources: Lipper, Inc. and Deutsche Asset Management

Net Asset Value
	Class A	Class B	Class C	Class I
Net Asset Value: 1/31/03	$ 17.53	$ 17.25	$ 17.26	$ 17.69
7/31/02	$ 18.64	$ 18.42	$ 18.43	$ 18.77

Class A Lipper Rankings - Large-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	357	of	641	56
3-Year	285	of	459	62

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charge with distributions reinvested. If sales charges had been included results might have been less favorable.

Source: Lipper, Inc.

a On December 29, 2000 the Fund began offering additional classes of shares, namely the Class B and C shares. In addition, Class R Shares were redesignated as Class A shares. Returns shown for Class A shares from 8/2/99 to 12/29/00 reflect Class R performance. Returns prior to 8/2/99 for Class A shares and prior to 12/29/00 for Class B and C shares are derived from the historical performance of Class S shares of the Scudder Large Company Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
++ Class I shares are not subject to sales charges.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Large Company Growth Fund - Class A [] Russell 1000 Growth Index+

Yearly periods ended January 31

Comparative Results (Adjusted for Sales Charge)
Scudder Large Company Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$6,667	$4,190	$7,101	$14,640
	Average annual total return	-33.33%	-25.17%	-6.62%	3.89%
Class B(c)	Growth of $10,000	$6,807	$4,255	$7,172	$14,336
	Average annual total return	-31.93%	-24.79%	-6.43%	3.67%
Class C(c)	Growth of $10,000	$7,019	$4,343	$7,247	$14,373
	Average annual total return	-29.81%	-24.27%	-6.24%	3.69%
Russell 1000 Growth Index+	Growth of $10,000	$7,163	$4,558	$7,790	$18,883
	Average annual total return	-28.37%	-23.04%	-4.87%	6.56%

Scudder Large Company Growth Fund		1-Year	Life of Class*
Class I++	Growth of $10,000	$7,104	$5,361
	Average annual total return	-28.96%	-25.81%
Russell 1000 Growth Index+	Growth of $10,000	$7,163	$5,599
	Average annual total return	-28.37%	-24.30%

The growth of $10,000 is cumulative.

* Class I commenced operations on December 29, 2000. Index comparisons begin December 31, 2000.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c On December 29, 2000, the Fund began offering additional classes of shares, namely the Class B and C shares. In addition, Class R Shares were redesignated as Class A shares. Returns shown for Class A shares from 8/2/99 to 12/29/00 reflect Class R performance adjusted for the maximum sales charge. Returns prior to 8/2/99 for Class A shares and prior to 12/29/00 for Class B and Class C shares are from the historical performance of Class S shares of Scudder Large Company Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charges, but redemptions within one year of purchase may be subject to a CDSC of 1%. Effective February 3, 2003, Class C shares will be offered at net asset value plus an up-front sales charge of 1.00% of the offering price. Class C shares will continue to be subject to a contingent deferred sales charge and Rule 12b-1 distribution and/or service fee as more fully described in the Fund's currently effective prospectus. The difference in expenses will affect performance.
+ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance.

Economic Overview

Dear Shareholder:

We've come a long way since the economy boomed in the late 1990s, contracted in 2001, then started recovering in 2002. To understand where we are, it's helpful to retrace how we got here.

During the boom of the late 1990s, companies invested large sums of money in equipment to produce goods, and they hired more and more employees at higher salaries. Individuals bought goods and services at a robust pace. And stock prices skyrocketed.

Then the "technology bubble" - the fervor for technology stocks - burst, and stock prices tumbled. Consumers, feeling poorer, bought fewer goods. And when demand for their goods slowed, companies slashed capital investment (in equipment, new factories, etc.) and cut jobs. This caused the economy to slow down.

The government stepped in quickly with lower interest rates and tax cuts. This made it easier for consumers to keep spending money, especially on high-price items such as new homes and cars. And when consumers spent money, businesses were able to continue manufacturing more goods - and maintain profits.

Today, we see signs that the economy continues to recover. In the coming months, we believe businesses will likely respond to improving profits and the fading of corporate accounting scandals by picking up the rate of hiring and investing. And consumer spending is likely to be sustained by improving labor markets, solid income growth, low interest rates and tax cuts.

But the next step is not expected to be another boom. Businesses and consumers may be spending money, but they're doing so more cautiously than they have in the past. That's because they're intent on repairing their balance sheets and budgets after the last boom.

As a result, we expect the economy to continue to grow at a modest pace, with a more typical level of growth achieved in the second half of 2003 and 2004. But it's important to note that this outlook assumes that geopolitical uncertainty - fears of a drawn-out war in Iraq, tensions with North Korea, terrorism worldwide - will not result in any major crises. That doesn't mean that war has to be averted in the Middle East for our economy to stay on track; it just means that we assume no major shocks - such as significant terrorist strikes, a drawn-out military conflict or a spike in oil prices - will occur.

Economic Guideposts Data as of 1/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Asset Management

If such shocks are avoided, we believe the economic recovery should solidify and have a positive effect on the financial markets.

We expect the stock market to improve as businesses begin to make money again. But, even after the price declines of the past three years, stocks are still not cheap, so we expect returns to be lower than they were in the 1980s and 1990s. Over the long haul, we expect equity returns to beat Treasuries by a smaller margin than we saw in recent decades.

As for the fixed-income market, we believe that interest rates and rates of return on all financial assets will be much lower than in the past few decades. That's because the US is likely to remain in an environment of price stability (i.e., low inflation) similar to the late 1950s and early 1960s.

Deutsche Asset Management

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Asset Management as of February 15, 2003, and may not actually come to pass.

Portfolio Management Review

In December 2002, a new investment team - Julie M. Van Cleave, Jack A. Zehner and Thomas J. Schmid - assumed management of Scudder Large Company Growth Fund. Most recently, the group managed Mason Street Growth Stock Fund for Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual Life Insurance Company.

In the following interview, Van Cleave discusses the market environment, the fund's performance and what changes she and her team have made to the fund since assuming management a little over two months ago.

Q: Will you comment on the market environment?

A: Over the past six months, we have seen a continuation of the extended bear market that began in March 2000. While volatility is par for the course in investing, the stock market has recently experienced dramatic swings on both the upside and downside. At the start of the period, stocks were beginning to gain ground after having suffered a steep decline in late July. Investors looking for bargains helped bid up stock prices, and, as a result, the market posted positive returns in August. In September and early October, the market gave back those gains, and the Standard & Poor's 500 index1 (S&P 500) dropped below its July levels. After this brief decline, many stocks, including technology and telecommunications issues - two of the worst performers in this bear market - rallied through the end of 2002. This rally moved the prices of stocks temporarily higher. Investors selling stocks to lock in recent profits caused stocks to decline again in January on news of disappointing economic data and fears of a war with Iraq.

1 The Standard & Poor's 500 index is an unmanaged group of large-company stocks that are generally representative of the US stock market.

Q: How did the fund perform?

A: The fund, like the broad market, lost ground. Class S shares posted a total return of -5.86% for the six months ended January 31, 2003. This return was slightly better than the -6.01% return by the Russell 1000 Growth Index, the fund's benchmark.2 The fund also outperformed the average return of -6.68% by its peers in the Lipper Large-Cap Growth Funds category.3The fund, like the broad market, lost ground. Class A shares (unadjusted for sales charges) posted a total return of -5.95% for the six months ended January 31, 2003. This return was slightly better than the -6.01% return of the Russell 1000 Growth Index, the fund's benchmark.2 The fund also outperformed the average return of -6.68% by its peers in the Lipper Large-Cap Growth Funds category.3

2 The Russell 1000 Growth Index measures the performance of large companies with greater-than-average growth orientation compared with the overall market.
3 The Lipper Large-Cap Growth Funds category is a group of 668 funds with similar investment objectives to Scudder Large Company Growth Fund.

Q: Which sectors or stocks added to fund performance?

A: The fund's performance relative to its benchmark was helped by individual stocks in health care. It was also helped by its underweight position (smaller position than the Russell 1000 Growth Index) in General Electric Company (GE).

1. Health care. The fund's holdings in medical device companies such as Medtronic and Zimmer Holdings and pharmaceutical companies such as Teva Pharmaceutical Industries and Johnson & Johnson all contributed positively to returns. Pharmaceutical and medical device companies have led the health care sector over the past six months. Investor optimism about the successful releases of new and innovative products from these companies drove up their stock prices.

2. GE. The fund benefited by its underweight position in GE relative to that of the Russell 1000 Growth Index benchmark. In the market's October plummet, GE's share price was cut by more than half of what it had been a year ago. The stock declined as a result of investor concern about performance in GE's industrial segments and large write-offs that the company's insurance segments took due to claims involving the September 11, 2001 terrorist attacks. Upon assuming management of the fund we cut exposure to the stock even further, which has helped as the stock continued to struggle. While we expect that GE will eventually rebound, we plan to keep an underweight position in this stock.

Q: What hurt performance during the period?

A: While select pharmaceutical and medical device stocks helped relative performance this period, the fund was hurt by its overweight position in health care service provider stocks. These stocks added to performance in the last reporting period, but they performed poorly during this six-month period. The most severe loss came from Tenet Healthcare Corp. Tenet plummeted in October amid allegations of unnecessary surgical procedures, fraudulent billings and senior executive departures. HCA Inc., a hospital management company, declined on the heels of Tenet as investors feared that similar problems could surface at HCA. We eliminated the Tenet and HCA positions after assuming management of the portfolio. The fund was also hurt by its position in McKesson Corp., a health care distributor, which has also been eliminated from the portfolio.

Q: Will you tell us about your investment process?

A: Our investment discipline starts with a thorough analysis of economic trends. This helps us to determine industries that we believe are currently or will be the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with Scudder's research analysts to identify companies within those industries that we believe offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

Q: How have you positioned the fund relative to its benchmark?

A: The fund's benchmark is the Russell 1000 Growth Index. We are managing the fund to have a reasonable and conservative relationship with that index. We are also cognizant of the broader market, as represented by the S&P 500. The growth index can sometimes become skewed in one sector or in certain stocks, and its sector weightings can swing based on market momentum. So, we don't want to mimic the Russell 1000 Growth Index so closely that the fund's sector positions become tremendously different from those of the broader market. For example, the S&P 500 has a heavier weighting in financials than the Russell 1000 Growth Index - 20% for the S&P 500, as compared with 10% for the Russell 1000 Growth Index. Accordingly, if we were positive about financials, we might put 15% to 20% of the fund's assets into financials, knowing that it would be overweight vs. the Russell 1000 Growth Index but in line with the broader market. This enables us to invest based on our conviction and, at the same time, keeps us from straying too far from our benchmark.

Q: How have you altered the portfolio?

A: Since assuming management, we have increased the number of fund holdings. Previously, there were approximately 60 holdings. It is our goal, over the next few months, to increase portfolio holdings to between 70 and 90 stocks. We've also begun to work on lessening stock-specific risk by reducing the size of some of the fund's top holdings. Some larger holdings in the fund represented about 4% to 6% of the fund's total market value, which, in some cases, is more exposure than we're comfortable with. Ideally, we'd like top holdings in the fund to average about 2% to 4% of market value, and most other holdings to average about 1.4% of assets. We believe this will reduce daily volatility, and help fund performance in the long run.

Q: Have you changed the fund's sector composition?

A: The fund was already diversified across most market sectors, and we plan to keep that broad diversification. However, we're focusing investments in sectors that we believe offer the strongest long-term growth potential. So far, we've increased the fund's position in the consumer discretionary sector by initiating a position in Harley-Davidson. Consumer staples and energy stocks are two other areas that we've increased. We're also making changes to the holdings within each market sector to add exposure to cyclical stocks. The performance of cyclical stocks is tied to the economy. Such companies offer products or services that consumers (individuals and companies) perceive as discretionary and buy less of during a weak economy. Historically, these stocks have rebounded strongly when economic indicators begin to improve. We're adding cyclical exposure because we expect to see some economic improvement in 2003 and want to make sure the fund is positioned to take advantage of a positive movement. See examples of cyclical stocks we've added in our following discussion of new stocks we've added to the portfolio.

Q: Have you eliminated many holdings?

A: The portfolio held many stocks that we like. We've held on to those issues, but in many cases we've adjusted the fund's weighting in them to better reflect our style. We eliminated some poorly performing stocks and reallocated assets to stocks that we believe are more likely to support performance.

Q: What new stocks did you add to the portfolio?

A: In keeping with our goal to add cyclical exposure, we invested in Minnesota Mining and Manufacturing (3M), an industrial company; Kohl's Corp., a discount department store chain; and Morgan Stanley, an investment banking and brokerage firm. As the economy improves, we expect these stocks to benefit. But just as important, we've added stocks that aren't heavily tied to the economy yet have strong growth prospects just the same. These include Fiserv, Inc., a data and transaction processing company; Ecolab Inc., a producer of commercial cleaning and repair products; and Walgreen, a national drug store chain. While we've followed many of these stocks for years ourselves, we collaborate with Scudder's global research staff on all purchases and liquidations. This collaboration has helped us make decisions quickly and with strong conviction.

Q: What are your performance goals for the fund?

A: While no one can guarantee future performance, our goal is to generate returns above the fund's Russell 1000 Growth Index benchmark on a long-term basis. We believe that our investment discipline has the potential to help us achieve that goal.

Q: What is your outlook for the markets, generally, and the fund in particular?

A: The economy and markets are continuing to struggle. However, we are cautiously optimistic that we may see some improvement in 2003. The attention that companies have given to their bottom lines in recent years should put them in a good position to ramp up employment and spending when the economy improves. We expect that we'll see a muted but broad economic recovery over the next couple of years. The markets should benefit from this type of growth scenario but are unlikely to post the kind of large double-digit gains to which investors became accustomed in the late 1990s. The primary risk to our assumption is the impact that a war with Iraq may have. Predicting the geopolitical outcome is virtually impossible, so we'll stick to our investment discipline and build a portfolio of companies that have the potential to perform well relative to the benchmark and the overall market in any environment.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary January 31, 2003

Asset Allocation	1/31/03	7/31/02

Common Stocks	96%	99%
Cash Equivalents	4%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	1/31/03	7/31/02

Information Technology	24%	22%
Health Care	23%	29%
Consumer Discretionary	18%	17%
Consumer Staples	10%	6%
Financials	9%	11%
Industrials	7%	11%
Energy	6%	4%
Materials	1%	-
Other	2%	-
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at January 31, 2003 (32.9% of Portfolio)
1. Microsoft Corp. Developer of computer software	5.8%
2. Johnson & Johnson Provider of health care products	4.6%
3. Pfizer, Inc. Manufacturer of prescription pharmaceutical and non-prescription self-medications	4.5%
4. Medtronic, Inc. Manufacturer of cardiac pacemakers	3.0%
5. Wal-Mart Stores, Inc. Operator of discount stores	2.8%
6. General Electric Co. Manufacturer and developer of products involved in the utilization of electricity	2.8%
7. Cisco Systems, Inc. Developer of computer network products	2.7%
8. International Business Machines Corp. Manufacturer of computers and servicer of information processing units	2.5%
9. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.1%
10. Amgen, Inc. Developer of pharmaceuticals	2.1%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of January 31, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 96.4%
Consumer Discretionary 17.5%
Automobiles 1.4%
Harley-Davidson, Inc.	166,200	6,943,836
Hotels, Restaurants & Leisure 1.2%
International Game Technology*	75,000	5,915,250
Media 6.0%
Clear Channel Communications, Inc.*	122,600	4,913,808
Comcast Corp. "A"*	218,400	5,586,672
New York Times Co. "A"	101,000	4,932,840
Omnicom Group, Inc.	102,550	6,183,765
Viacom, Inc. "B"*	185,350	7,145,243
		28,762,328
Multiline Retail 5.8%
Kohls Corp.*	131,200	6,870,944
Target Corp.	264,200	7,453,082
Wal-Mart Stores, Inc.	283,300	13,541,740
		27,865,766
Specialty Retail 3.1%
Bed Bath & Beyond, Inc.*	69,500	2,328,250
Staples, Inc.*	409,400	7,029,398
TJX Companies, Inc.	309,800	5,687,928
		15,045,576
Consumer Staples 9.4%
Beverages 3.2%
Anheuser-Busch Companies, Inc.	124,200	5,895,774
PepsiCo, Inc.	234,640	9,498,227
		15,394,001
Food & Drug Retailing 1.3%
Walgreen Co.	222,200	6,443,800
Food Products 1.0%
General Mills, Inc.	104,000	4,672,720
Household Products 3.9%
Colgate-Palmolive Co.	186,250	9,481,988
Procter & Gamble Co.	111,300	9,523,941
		19,005,929
Energy 5.7%
Energy Equipment & Services 3.0%
Baker Hughes, Inc.	98,600	2,983,636
Nabors Industries Ltd.*	168,600	6,212,910
Noble Corp.*	152,500	5,227,700
		14,424,246
Oil & Gas 2.7%
Devon Energy Corp.	117,000	5,300,100
EOG Resources, Inc.	193,400	7,496,184
		12,796,284
Financials 8.8%
Banks 1.3%
Fifth Third Bancorp.	122,000	6,508,700
Diversified Financials 6.6%
Citigroup, Inc.	168,300	5,786,154
Fannie Mae	57,700	3,733,190
Freddie Mac	99,300	5,558,814
Lehman Brothers Holdings, Inc.	84,700	4,618,691
Morgan Stanley	125,100	4,741,290
SLM Corp.	22,500	2,390,175
State Street Corp.	124,100	4,913,119
		31,741,433
Insurance 0.9%
American International Group, Inc.	81,437	4,407,370
Health Care 21.8%
Biotechnology 2.9%
Amgen, Inc.*	198,600	10,120,656
IDEC Pharmaceuticals Corp.*	119,500	3,834,755
		13,955,411
Health Care Equipment & Supplies 5.2%
Baxter International, Inc.	170,500	4,804,690
Medtronic, Inc.	319,200	14,338,464
Zimmer Holdings, Inc.*	142,500	5,842,500
		24,985,654
Health Care Providers & Services 1.3%
Laboratory Corp. of America Holdings*	224,000	5,992,000
Pharmaceuticals 12.4%
Johnson & Johnson	411,306	22,050,115
Merck & Co., Inc.	92,100	5,101,419
Pfizer, Inc.	713,337	21,656,911
Pharmacia Corp.	150,800	6,298,916
Teva Pharmaceutical Industries Ltd. (ADR)	126,000	4,838,400
		59,945,761
Industrials 7.1%
Aerospace & Defense 2.1%
United Technologies Corp.	157,600	10,020,208
Commercial Services & Supplies 1.7%
Fiserv, Inc.*	159,800	4,981,126
Paychex, Inc.	118,900	2,993,902
		7,975,028
Industrial Conglomerates 3.3%
3M Co.	21,300	2,652,914
General Electric Co.	582,950	13,489,463
		16,142,377
Information Technology 23.3%
Communications Equipment 2.7%
Cisco Systems, Inc.*	962,990	12,875,176
Computers & Peripherals 4.0%
EMC Corp.*	917,600	7,065,520
International Business Machines Corp.	154,800	12,110,004
		19,175,524
Semiconductor Equipment & Products 6.9%
Analog Devices, Inc.*	208,800	4,996,584
Applied Materials, Inc.*	564,060	6,751,798
Intel Corp.	659,560	10,355,092
Linear Technology Corp.	237,160	6,196,991
Texas Instruments, Inc.	148,600	2,362,740
Xilinx, Inc.*	127,100	2,515,309
		33,178,514
Software 9.7%
Electronic Arts, Inc.*	68,200	3,530,714
Microsoft Corp.*	584,450	27,737,997
Oracle Corp.*	452,500	5,443,575
PeopleSoft, Inc.*	284,300	5,512,577
VERITAS Software Corp.*	254,000	4,636,008
		46,860,871
Materials 0.8%
Chemicals
Ecolab, Inc.	81,300	4,008,090
Other 2.0%
Standard & Poor's 500 Depository Receipt Trust (SPDRs)	111,000	9,552,660
Total Common Stocks (Cost $446,483,323)		464,594,513

Cash Equivalents 3.6%
Scudder Cash Management QP Trust, 1.36% (b) (Cost $17,433,716)	17,433,716	17,433,716
Total Investment Portfolio - 100.0% (Cost $463,917,039) (a)		482,028,229

* Non-income producing security.
(a) The cost for federal income tax purposes was $466,995,980. At January 31, 2003, net unrealized appreciation for all securities based on tax cost was $15,032,249. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $62,400,883 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $47,368,634.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of January 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $463,917,039)	$ 482,028,229
Cash	10,000
Receivable for investments sold	22,909,880
Dividends receivable	319,521
Receivable for Fund shares sold	1,150,403
Total assets	506,418,033
Liabilities
Payable for investments purchased	23,483,280
Payable for Fund shares redeemed	2,330,569
Accrued management fee	284,690
Other accrued expenses and payables	142,972
Total liabilities	26,241,511
Net assets, at value	$ 480,176,522
Net Assets
Net assets consist of: Accumulated net investment loss	(290,208)
Net unrealized appreciation (depreciation) on investments	18,111,190
Accumulated net realized gain (loss)	(391,132,549)
Paid-in capital	853,488,089
Net assets, at value	$ 480,176,522

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of January 31, 2003 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($5,179,271 / 292,926 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.68
Class S Net Asset Value, offering and redemption price per share ($416,656,149 / 23,560,893 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.68
Class A Net Asset Value and redemption price per share ($35,262,924 / 2,012,092 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.53
Maximum offering price per share (100 / 94.25 of $17.53)	$ 18.60
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,385,578 / 138,325 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 17.25
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,677,615 / 97,185 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 17.26
Class I Net Asset Value, offering and redemption price per share ($19,014,985 / 1,074,657 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 17.69

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended January 31, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,126)	$ 2,403,183
Interest	97,703
Total Income	2,500,886
Expenses: Management fee	1,881,828
Administrative fee	813,539
Distribution service fees	73,439
Trustees' fees and expenses	12,115
Other	12,123
Total expenses, before expense reductions	2,793,044
Expense reductions	(1,950)
Total expenses, after expense reductions	2,791,094
Net investment income (loss)	(290,208)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(39,168,502)
Foreign currency related transactions	1,763
(39,166,739)
Net unrealized appreciation (depreciation) during the period on: Investments	6,996,953
Foreign currency related transactions	(1,564)
6,995,389
Net gain (loss) on investment transactions	(32,171,350)
Net increase (decrease) in net assets resulting from operations	$ (32,461,558)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended January 31, 2003 (Unaudited)	Year Ended July 31, 2002
Operations: Net investment income (loss)	$ (290,208)	$ (2,614,469)
Net realized gain (loss) on investment transactions	(39,166,739)	(116,585,690)
Net unrealized appreciation (depreciation) on investment transactions during the period	6,995,389	(161,073,414)
Net increase (decrease) in net assets resulting from operations	(32,461,558)	(280,273,573)
Fund share transactions: Proceeds from shares sold	75,281,869	201,491,214
Cost of shares redeemed	(123,143,820)	(315,956,363)
Net increase (decrease) in net assets from Fund share transactions	(47,861,951)	(114,465,149)
Increase (decrease) in net assets	(80,323,509)	(394,738,722)
Net assets at beginning of period	560,500,031	955,238,753
Net assets at end of period (including accumulated net investment loss of $290,208 as of January 31, 2003)	$ 480,176,522	$ 560,500,031

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A(a)
Years Ended July 31,	2003[b]	2002	2001	2000[c]
Selected per share data
Net asset value, beginning of period	$ 18.64	$ 27.15	$ 42.37	$ 33.27
Income (loss) from investment operations: Net investment income (loss)[d]	(.03)	(.14)	(.11)	(.29)
Net realized and unrealized gain (loss) on investment transactions	(1.08)	(8.37)	(14.08)	9.98
Total from investment operations	(1.11)	(8.51)	(14.19)	9.69
Less distributions from:
Net realized gains on investment transactions	-	-	(1.03)	(.59)
Net asset value, end of period	$ 17.53	$ 18.64	$ 27.15	$ 42.37
Total Return (%)[e]	(5.95)**	(31.34)	(33.95)	29.22**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	44	68	58
Ratio of expenses before expense reductions (%)	1.29*	1.28	1.32[f]	1.43g*
Ratio of expenses after expense reductions (%)	1.29*	1.28	1.32[f]	1.42g*
Ratio of net investment income (loss) (%)	(.35)*	(.57)	(.55)	(.74)*
Portfolio turnover rate (%)	53*	48	87	56
[a] On December 29, 2000, Class R Shares were redesignated as Class A shares.
[b] For the six months ended January 31, 2003 (Unaudited).
[c] For the period August 2, 1999 (commencement of Class R Shares) to July 31, 2000.
[d] Based on average shares outstanding during the period.
[e] Total return does not reflect the effect of any sales charge.
[f] The ratios of operating expenses include a one-time reduction in reorganization expenses from fiscal 2000. The ratios before and after expense reductions were 1.34% and 1.34%, respectively.
[g] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization in fiscal 2000 before and after expense reductions were 1.37% and 1.37%, respectively.
* Annualized
** Not annualized

Class B
Years Ended July 31,	2003[a]	2002	2001[b]
Selected per share data
Net asset value, beginning of period	$ 18.42	$ 27.04	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.10)	(.31)	(.24)
Net realized and unrealized gain (loss) on investment transactions	(1.07)	(8.31)	(5.72)
Total from investment operations	(1.17)	(8.62)	(5.96)
Net asset value, end of period	$ 17.25	$ 18.42	$ 27.04
Total Return (%)[d]	(6.35)**	(31.88)	(18.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	1
Ratio of expenses (%)	2.09*	2.08	2.13*
Ratio of net investment income (loss) (%)	(1.15)*	(1.37)	(1.38)*
Portfolio turnover rate (%)	53*	48	87
[a] For the six months ended January 31, 2003 (Unaudited).
[b] For the period December 29, 2000 (commencement of sales of Class B shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class C
Years Ended July 31,	2003[a]	2002	2001[b]
Selected per share data
Net asset value, beginning of period	$ 18.43	$ 27.04	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[c]	(.10)	(.30)	(.23)
Net realized and unrealized gain (loss) on investment transactions	(1.07)	(8.31)	(5.73)
Total from investment operations	(1.17)	(8.61)	(5.96)
Net asset value, end of period	$ 17.26	$ 18.43	$ 27.04
Total Return (%)[d]	(6.35)**	(31.84)	(18.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1	1
Ratio of expenses (%)	2.06*	2.06	2.10*
Ratio of net investment income (loss) (%)	(1.12)*	(1.35)	(1.35)*
Portfolio turnover rate (%)	53*	48	87
[a] For the six months ended January 31, 2003 (Unaudited).
[b] For the period December 29, 2000 (commencement of sales of Class C shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charge.
* Annualized
** Not annualized

Class I
Years Ended July 31,	2003[a]	2002	2001[b]
Selected per share data
Net asset value, beginning of period	$ 18.77	$ 27.23	$ 33.00
Income (loss) from investment operations: Net investment income (loss)[c]	.01	(.01)	(0.02)
Net realized and unrealized gain (loss) on investment transactions	(1.09)	(8.45)	(5.75)
Total from investment operations	(1.08)	(8.46)	(5.77)
Net asset value, end of period	$ 17.69	$ 18.77	$ 27.23
Total Return (%)	(5.75)**	(31.07)	(17.48)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19.003		.001
Ratio of expenses (%)	.82*	.81	.85*
Ratio of net investment income (loss) (%)	.12*	(.10)	(.10)*
Portfolio turnover rate (%)	53*	48	87
[a] For the six months ended January 31, 2003 (Unaudited).
[b] For the period December 29, 2000 (commencement of sales of Class I shares) to July 31, 2001.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Large Company Growth Fund (the "Fund") is a diversified series of the Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to a 1% initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003 Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP and S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class A, B, C and I shares is provided separately and is available upon request.Certain detailed information for the Class AARP and S shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment transactions.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provisions was required.

At July 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $279,767,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2009 ($8,462,000) and July 31, 2010 ($271,305,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2001 through July 31, 2002, the Fund incurred approximately $67,537,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (279,767,000)
Unrealized appreciation (depreciation) on investments	$ 6,450,974

In addition, during the year ended July 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from ordinary income	$ -

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended January 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $135,143,653 and $185,931,568, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement (the "Management Agreement") with Deutsche Investment Management Americas Inc. ("DEIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.70% of the first $1,500,000,000 of the Fund's average daily net assets, 0.65% of the next $500,000,000 of such net assets and 0.60% of such net assets in excess of $2,000,000,000, computed and accrued daily and payable monthly.

Accordingly, for the six months ended January 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.70% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.325%, 0.375%, 0.35% and 0.10% of daily net assets for Class AARP, S, A, B, C and I shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and I shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended January 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at January 31, 2003
Class AARP	$ 8,630	$ 1,314
Class S	727,595	104,742
Class A	68,842	10,950
Class B	4,292	784
Class C	2,797	510
Class I	1,383	1,304
	$ 813,539	$ 119,604

The Administrative Services Agreement between the Advisor and the Fund will terminate effective September 30, 2003. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain operating expenses of each class at 1.05% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Classes B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended January 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at January 31, 2003
Class B	$ 8,564	$ 1,568
Class C	5,978	1,094
	$ 14,542	$ 2,662

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended January 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at January 31, 2003	Effective Rate
Class A	$ 53,993	$ 15,440.25%
Class B	2,895	879.25%
Class C	2,009	549.25%
	$ 58,897	$ 16,868

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Classes A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended January 31, 2003 aggregated $2,078.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended January 31, 2003, the CDSC for Class B and C shares aggregated $2,850 and $2,873, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended January 31, 2003, totaled $97,703 and are reflected as interest income on the statement of operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended January 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $9 and $1,941 for custodian credits and transfer agent credits earned, respectively.

E. Line of Credit

The Fund and several affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended January 31, 2003		Year Ended July 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	48,891	$ 909,762	117,751	$ 2,770,080
Class S	2,340,174	43,337,377	6,666,068	159,278,297
Class A	517,961	9,493,725	1,469,808	35,309,654
Class B	45,526	818,469	102,551	2,453,296
Class C	40,116	719,435	68,927	1,645,623
Class I	1,076,161	20,003,101	1,484	34,264
		$ 75,281,869		$ 201,491,214
Shares redeemed
Class AARP	(84,878)	$ (1,561,662)	(171,788)	$ (3,918,223)
Class S	(5,738,063)	(104,640,071)	(11,767,117)	(274,432,342)
Class A	(891,712)	(16,108,057)	(1,592,370)	(36,528,888)
Class B	(19,914)	(358,954)	(30,819)	(684,963)
Class C	(24,293)	(444,155)	(16,372)	(362,001)
Class I	(1,678)	(30,921)	(1,341)	(29,946)
		$ (123,143,820)		$ (315,956,363)
Net increase (decrease)
Class AARP	(35,987)	$ (651,900)	(54,037)	$ (1,148,143)
Class S	(3,397,889)	(61,302,694)	(5,101,049)	(115,154,045)
Class A	(373,751)	(6,614,332)	(122,562)	(1,219,234)
Class B	25,612	459,515	71,732	1,768,333
Class C	15,823	275,280	52,555	1,283,622
Class I	1,074,483	19,972,180	143	4,318
		$ (47,861,951)		$ (114,465,149)

Account Management Resources

Legal Counsel

Ropes & Gray

One International Place Boston, MA 02110
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02109
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1048

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes